UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 30, 2022

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-2582295
(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	WTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition of Disposition of Assets.

On December 30, 2022, Wireless Telecom Group, Inc., a New Jersey corporation (the “Company”), and its wholly owned subsidiary, Wireless Telecommunications Group, LTD, a company organized under the laws of England and Wales (“Holdings”), completed the transaction (the “Transaction”) pursuant to the Securities Purchase Agreement (the “Purchase Agreement”) dated December 4, 2022 with E-Space Acquisitions LLC, a Delaware limited liability company (“Buyer”), and eSpace Inc., a Delaware corporation, as guarantor. Pursuant to the Purchase Agreement, the Buyer acquired 100% of the issued and outstanding equity interests of Holdings from the Company. The consideration for the Transaction was $14.5 million, inclusive of $13.75 million in cash consideration and a $750,000 note payable, subject to agreed-upon reductions and certain post-closing adjustments as set forth in the Purchase Agreement.

The above description of the Purchase Agreement and the Transaction is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on December 5, 2022 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(b) Pro forma financial information.

The pro forma financial information of the Company as adjusted to give effect to the sale of the Holdings is presented in the unaudited pro forma condensed consolidated financial statements filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d) Exhibits. The following exhibits are filed as a part of this report.

Exhibit No.	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements of Wireless Telecom Group, Inc.

99.2	Press Release of Wireless Telecom Group, Inc., dated December 30, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: December 30, 2022	By:	/s/ Michael Kandell
Michael Kandell
Chief Financial Officer